UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

__________________________

Date of Report (Date of earliest event reported): MARCH 16, 2007

ZEVEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12965	87-0462807
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4314 ZEVEX Park Lane, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

(801) 264-1001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated January 12, 2007, between the Company, Moog Inc., a New York corporation (“Moog”), and Pumpco Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Moog (“Merger Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. Pursuant to the Merger, the Company became a wholly-owned subsidiary of Moog, and its common stock, par value $0.001 per share (the “Common Stock”), was automatically converted into the right to receive $13.00 in cash per share, without interest and less any applicable withholding taxes.

In connection with the closing of the Merger, the Company notified the NASDAQ Stock Market that each share of Common Stock was cancelled and automatically converted into the right to receive $13.00 in cash, without interest and less any applicable withholding taxes, and requested that the NASDAQ Stock Market delist the Common Stock. The Company will file a Form 15 to deregister its Common Stock from the requirements of the Securities Exchange Act of 1934, as amended.

A copy of the press release issued by the Company on March 16, 2007, announcing the closing of the merger transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in response to Item 2.01 is incorporated into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in response to Item 2.01 is incorporated into this Item 3.03.

Item 5.01 Changes in Control of Registrant

The information set forth in response to Item 2.01 is incorporated into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2007, as of the time immediately prior to the effective time of the Merger, David J. McNally, Phillip L. McStotts, Bradly A. Oldroyd, David B. Kaysen, Dan M. Robertson, John T. Lemley and Richard L. Shanaman resigned as directors of the Company. As of the effective time of the Merger, Robert T. Brady, Martin J. Berardi, and Robert R. Banta became the directors of the Company.

On March 16, 2007, as of the time immediately prior to the effective time of the Merger, David J. McNally resigned as President and CEO, Phillip L. McStotts resigned as CFO, Secretary and Treasurer, and Tim Govin, Phil Eggars and Mike Henderson resigned as the Vice Presidents. As of the effective time of the Merger, the following persons became the officers of the Company:

Martin J. Berardi- President

Robert R. Banta- V.P

Sean Insalaco- V.P.

David J. McNally- V.P.

Tim Balkan-Secty. & Treas.

John Drenning- Asst. Secty.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Certificate of Merger filed with the Secretary of the State of Delaware on March 16, 2007 (the “Certificate of Merger”), the Certificate of Incorporation of the Company previously filed with the Secretary of the State of Delaware, as amended (the “Old Charter”) was replaced in its entirety with the Certificate of Incorporation of the Company, which was attached as Exhibit A to the Certificate of Merger filed with the Secretary of the State of Delaware on March 16, 2007 (the “New Charter”). Under the New Charter, the Company has the authority to issue 3,000 shares of common stock, par value $1.00 per share. The description of the New Charter is qualified in its entirety by the copy thereof which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

In connection with the Merger, the By-laws of Merger Sub became the By-Laws of the Company as the surviving corporation pursuant to the Merger. The description of the By-Laws is qualified in its entirety by the copy thereof which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit

Number	Exhibit Title

3.1 Certificate of Incorporation of ZEVEX International, Inc. filed with the Secretary of State of the State of Delaware on March 16, 2007.

3.2	By-Laws of ZEVEX International, Inc.

99.1 Press release, dated March 16, 2007.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 16, 2007	ZEVEX International, Inc.

	By:	/s/ Phillip L. McStotts
Phillip L. McStotts
Chief Financial Officer

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EXHIBIT INDEX

Exhibit

Number	Exhibit Title

3.1 Certificate of Incorporation of ZEVEX International, Inc. filed with the Secretary of State of the State of Delaware on March 16, 2007.

3.2	By-Laws of ZEVEX International, Inc.

99.1 Press release, dated March 16, 2007.